Exhibit 10.2

FIRST AMENDMENT TO

NOTE Purchase AGREEMENT

This First Amendment to Note Purchase Agreement (this “Amendment”), dated as of December 11, 2023, is entered into by and between Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), and the undersigned investors constituting Majority Investors.

WHEREAS, reference is made to that certain Note Purchase Agreement, dated as of June 9, 2023 (as may have been amended, supplemented or otherwise modified and as may be amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), by and between the Company and the other parties thereto;

WHEREAS, all capitalized terms used by not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note Purchase Agreement;

WHEREAS, pursuant to Section 7.8 of the Note Purchase Agreement, any provision of the Note Purchase Agreement may be waived or amended if, and only if, such waiver or amendment is in writing and signed by the Company and the Majority Investors; and

WHEREAS, the parties desire to amend the Note Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree to the following:

1.            Defined Terms. As used in this Amendment, the following terms shall have the respective meanings set forth below.

(a)	“New Securities Purchase Agreement Amendment” shall mean an amendment to the New Securities Purchase Agreement (as defined in the RSA), which will (i) change the “Closing Date” under the New Securities Purchase Agreement to February 15, 2024 and (ii) amend the terms of the Backstopped Offering (as defined in the New Securities Purchase Agreement) in a manner that is acceptable to the Majority Investors.

2.            New Securities Purchase Agreement. Section 5.13 of the Note Purchase Agreement is hereby amended and restated as follows:

“New Securities Purchase Agreement. The Company shall consummate the transactions envisioned by the New Securities Purchase Agreement (as defined in the RSA) with the Jack W. Schuler Living Trust no later than February 15, 2024, unless such date is amended by the written consent of the Majority Investors.”

3.             Conditions Precedent to Effectiveness. This Amendment shall be effective on the date (the “Amendment Effective Date”) on which the following conditions shall have been satisfied or waived by the Majority Investors:

(a)	This Amendment is duly executed by the Company and the Majority Investors.

(b)	The Company shall have entered into the New Securities Purchase Agreement Amendment with the Jack W. Schuler Living Trust in a form and substance acceptable to the Majority Investors.

4.             Effect of Amendment. Except as expressly amended by this Amendment, the Note Purchase Agreement shall remain in full force and effect and be enforceable against the Parties in accordance with its terms. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument, binding on all of the Parties notwithstanding that all such Parties have not signed the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by electronic mail transmission of a “.pdf” or other similar data file shall be effective as delivery of a manually executed counterpart to this Amendment. For clarity, this Amendment shall be governed by all provisions of the Purchase Agreement (other than as the Note Purchase Agreement is specifically amended herein), unless the context otherwise requires, including (but not limited to) all provisions concerning construction, notices, governing law, jurisdiction, waiver of jury trial and confidentiality, mutatis mutandis.

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IN WITNESS WHEREOF, each of undersigned has caused this Amendment to be duly executed as of the date written above.

THE COMPANY:

Accelerate Diagnostics, Inc.

By:	/s/ Jack Phillips
Jack Phillips
President and Chief Executive Officer

MAJORITY INVESTORS:

Streeterville Capital, LLC

By:	/s/ John Fife
John Fife
President, Manager, and Secretary

Indaba Capital Management, L.P.

By:	/s/ Derek Schrier
Derek Schrier
CIO and Partner

Signature Page to First Amendment to Note Purchase Agreement